                                                                    EXHIBIT 21.1


                                                                JURISDICTION
                         SUBSIDIARY                           OF INCORPORATION
                         ----------                           ----------------
BR/RDI ACQUISITION CORP.                                          Delaware
BLUEGREEN CORPORATION OF MONTANA                                  Montana
BLUEGREEN ASSET MANAGEMENT CORPORATION                            Delaware
BLUEGREEN CAROLINA LAND, INC.                                     Delaware
BLUEGREEN COMMUNITIES, INC.                                       Delaware
BLUEGREEN CORPORATION                                          Massachusetts
BLUEGREEN CORPORATION GREAT LAKES (WI)                           Wisconsin
BLUEGREEN CORPORATION GULF-ATLANTIC                               Delaware
BLUEGREEN CORPORATION MID-ATLANTIC                                Delaware
BLUEGREEN CORPORATION MIDLAND                                     Delaware
BLUEGREEN CORPORATION OF CANADA                                   Delaware
BLUEGREEN CORPORATION OF LAKE CARROLL                             Delaware
BLUEGREEN CORPORATION OF MICHIGAN                                 Delaware
BLUEGREEN CORPORATION OF MISSOURI                                 Delaware
BLUEGREEN CORPORATION OF OHIO                                       Ohio
BLUEGREEN CORPORATION OF TENNESSEE                                Delaware
BLUEGREEN CORPORATION OF THE ROCKIES                              Delaware
BLUEGREEN CORPORATION SOUTHWEST                                   Delaware
BLUEGREEN GEORGIA CORPORATION                                     Delaware
BLUEGREEN HOLDING CORPORATION (TEXAS)                             Delaware
BLUEGREEN LAND AND REALTY, INC.                                   Colorado
BLUEGREEN PROPERTIES, N.V.                                         Aruba
BLUEGREEN PROPERTIES OF VIRGINIA, INC.                            Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION I                       Delaware
BLUEGREEN RECEIVABLES FINANCE CORPORATION II                      Delaware
BLUEGREEN RESORTS INTERNATIONAL, INC.                             Delaware
BLUEGREEN RESORTS MANAGEMENT, INC.                                Delaware
BLUEGREEN RESORTS, INC.                                           Delaware
BXG REALTY TENN, INC.                                            Tennessee
CAROLINA COASTAL PROPERTIES, INC.                                 Delaware
CAROLINA NATIONAL GOLF CLUB, INC.                              North Carolina
GULF ATLANTIC LAND & TIMBER CORPORATION                           Delaware
LEISURE CAPITAL CORP.                                             Vermont
NEW ENGLAND ADVERTISING CORP.                                     Vermont
PATTEN RECEIVABLES FINANCE CORPORATION IX                         Delaware
PATTEN RECEIVABLES FINANCE CORPORATION VI                         Delaware
PATTEN RECEIVABLES FINANCE CORPORATION X                          Delaware
PROPERTIES OF THE SOUTHWEST ONE, INC.                             Delaware
PROPERTIES OF THE SOUTHWEST, L.P.                                 Delaware
PROPERTIES OF THE WEST, INC.                                      Delaware
SOUTH FLORIDA AVIATION, INC.                                      Florida
TRADING CORPORATION OF SOUTH FLORIDA                              Florida

                                                                JURISDICTION
                         SUBSIDIARY                           OF INCORPORATION
                         ----------                           ----------------
WOODLAND ACRES, INC.                                              Delaware
DELLONA ENTERPRISE, INC.                                         Wisconsin
INTERVAL RESORT PROPERTY MANAGEMENT                               Florida
RDI GROUP, INC.                                                   Florida
RDI REALTY, INC.                                                  Florida
RDI RESORT SERVICES CORPORATION                                   Florida
RDI RESOURCES, INC.                                               Florida
RDI VACATION CLUB, INC.                                           Florida
RDI VACATION SHOPPE TRAVEL, INC.                                  Florida
RESORT DEVELOPMENT INTERNATIONAL, INC.                            Florida
RESORT OWNERSHIP, INC.                                            Florida
RESORT TITLE AGENCY, INC.                                         Florida
VACATION TRUST, INC.                                              Florida
VACATIONS UNLIMITED, INC.                                         Florida

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